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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 21, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC3)


                Mortgage Asset Securitization Transactions, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   333-106982               06-1204982
           --------                   ----------               ----------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)       Identification Number)

        1285 Avenue of the Americas
            New York, New York                              10019
            ------------------                              -----
 (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01    Acquisition or Disposition of Assets
             ------------------------------------

Description of the Certificates and the Mortgage Pool

         On December 21, 2004, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2004-WMC3, Mortgage Pass-Through Certificates, Series 2004-WMC3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class A-5 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates" "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of closed end, fixed-rate and adjustable-rate mortgage loans secured by first and second mortgages or deeds of trust on residential one- to four-family properties having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $744,970,880.44 as of December 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 16, 2004, among UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and WMC Mortgage Corp. (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates,


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the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7
Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates (the "Publicly Offered Certificates") were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 16, 2004 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:
                                                      Initial Aggregate
 Designation            Pass-Through Rate       Certificate Principal Balance
 -----------            -----------------       -----------------------------
  Class A-1                Variable(1)               $       249,465,000.00
  Class A-2                Variable(1)               $        62,366,000.00
  Class A-3                Variable(1)               $       149,419,000.00
  Class A-4                Variable(1)               $       119,575,000.00
  Class A-5                Variable(1)               $        22,601,000.00
  Class M-1                Variable(1)               $        23,839,000.00
  Class M-2                Variable(1)               $        22,722,000.00
  Class M-3                Variable(1)               $        13,782,000.00
  Class M-4                Variable(1)               $        13,037,000.00
  Class M-5                Variable(1)               $        11,920,000.00
  Class M-6                Variable(1)               $        10,430,000.00
  Class M-7                Variable(1)               $         7,450,000.00
  Class M-8                Variable(1)               $         7,450,000.00
  Class M-9                Variable(1)               $         7,450,000.00
 Class M-10                Variable(1)               $         5,960,000.00
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 (1) Calculated in accordance with the definition of "Pass-Through Rate" in the
Pooling and Servicing Agreement.

                  The Certificates, other than the Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 25, 2004 and the Prospectus Supplement, dated December 16, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits
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        1.     Not applicable

        2.     Not applicable

        3.     Exhibits



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Exhibit No.                                Description
-----------                                -----------

4.1 Pooling and Servicing Agreement, dated as of December 1, 2004, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2004-WMC3 Certificates.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 21, 2004


                       MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.



                       By:   /s/ Glenn McIntyre
                          ----------------------------------------------
                       Name:     Glenn McIntyre
                       Title:    Director


                       By:  /s/ Jeffrey Lown
                          ----------------------------------------------
                       Name:    Jeffrey Lown
                       Title:   Executive Director


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                                Index to Exhibits
                                -----------------


                                                                   Sequentially
Exhibit No.                                Description             Numbered Page
-----------                                -----------             -------------
    4.1                Pooling and Servicing Agreement, dated as         7
                       of December 1, 2004, by and among Mortgage
                       Asset Securitization Transactions, Inc. as depositor (the "Depositor"), HomEq
                       Servicing Corporation as servicer (the
                       "Servicer") and U.S. Bank National
                       Association as trustee (the "Trustee"),
                       relating to the Series 2004-WMC3
                       Certificates.


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                                   Exhibit 4.1